Exhibit 6(iii) SECOND AMENDMENT TO LEASE


This Second Amendment to Lease, made as of this 8th day of October, 1998, by and between Michelle Realty Company, a co-partnership as "Lessor", and Bio-Manufacturing, Inc., a Minnesota corporation and now by Novum Plasty Manufacturing Corporation a Minnesota corporation by Assignment and Assumption of Lease dated November 7,1994, as "Lessee".

                                   WITNESSETH:

WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated September 5, 1990, and as amended September 12, 1995, for certain premises located at 623 Hoover St, NE, Minneapolis, MN.


WHEREAS, Lessor and lessee mutually desire to amend the aforementioned Lease in certain particulars.

NOW, therefore, in consideration of One and 00/100 Dollar ($1.00) and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee mutually agree to the following modifications to Lease.

         I .   TERM:

The term of the lease will be extended for one (1) period of five (5) years commencing on February 1, 1999, and expiring on January 31, 2004.

         2.    BASE RENT:

Tenant shall pay to Landlord monthly base rent in accordance with the following schedule:

                    February 1, 1999 - January 31, 2001 - $4,791.67
                    February 1. 2001 - January 31, 2004 - $5,208.33

All other terms and conditions of the original Lease, except as amended herein, are to remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have caused this FIRST AMENDMENT TO LEASE to be signed and sealed as of the day and year first above written.


     LESSEE:                                               LESSOR:

    Novum Plasty Manufacturing Corporation, a          Michelle Realty Company,
                Minnesota corporation                    a co-partnership



            By        /S/                               By     /S/

            its President                              its Partner







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